================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)             November 12, 1997


                       SECURITY CAPITAL INDUSTRIAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


              01-12846                                            74-2604728
--------------------------------------------------------------------------------
14100 East 35th Place, Aurora, Colorado                              80011


                                (303) 375-9292
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5. OTHER EVENTS

Acquisitions:
-------------

     The following acquisitions of light industrial and bulk distribution facility properties in Security Capital Industrial Trust's ("SCI") target markets were completed by SCI from unrelated parties since the filing of SCI's Form 8-K dated August 19, 1996. SCI acquired these properties because SCI's management believes that these properties represent excellent opportunities for long-term above average growth in rental income and cash flow and SCI could acquire them at significant discounts to replacement cost.

     SCI acquired the West One Business Center in Las Vegas, Nevada from a partnership on August 29, 1996. West One Business Center consists of four buildings totalling 297,967 square feet on 18.4 acres of land and is a combination of light industrial and bulk distribution facilities. The buildings were constructed from 1977 to 1983. SCI purchased the property for approximately $16.5 million. At the date of purchase the facilities were 100% leased to five tenants.

     On August 30, 1996, SCI acquired the Great Southwest Distribution Center #10 located in the Great Southwest submarket of Dallas. The facility was built in 1981, consists of 44,800 square feet and is classified as bulk distribution. SCI purchased the property from a corporation for approximately $1.0 million. The property was 100% leased to two tenants at the date of purchase.

     In three separate transactions dated September 25, 1996, October 3, 1996 and October 25, 1996, SCI purchased the Heitman Industrial Portfolio from a limited partnership for an aggregate price of approximately $27.0 million. The properties are located in Chicago, Illinois and are a combination of light industrial and bulk distribution facilities totalling 1,114,090 square feet of rentable space in 12 buildings. The portfolio was approximately 97% leased at the date of purchase.

     SCI acquired the Northpark Business Center in Fort Worth, Texas on October 11, 1996 from an individual. The property is a 91,000 square foot bulk distribution facility and was constructed in 1980. SCI purchased the property for approximately $1.8 million and at the date of purchase the property was 100% leased to one tenant.

     SCI acquired the 33rd Street Industrial Center in Orlando, Florida on October 30, 1996 from a limited partnership. The facility is classified as light industrial and consists of a single building totalling 80,640 square feet. The building was constructed in 1986. SCI purchased the property for approximately $1.9 million and at the date of purchase the facility was 100% leased to three tenants.

     SCI acquired the Freeport Distribution Center #1 located in Irving, Texas on October 23, 1996 from a corporation. The property is a 100,000 square foot bulk distribution facility and was constructed in 1986. SCI purchased the property for approximately $4.1 million and at the date of purchase the property was 100% leased to one tenant.

     On November 1, 1996, SCI acquired the Post Oak Business Center in Houston, Texas from a private investment group. The property was built in 1978, consists of 110,000 square feet, and is classified as bulk distribution. The purchase price was approximately $3.0 million and the property was 100% leased to one tenant at the date of purchase.

     SCI acquired the Great Southwest Distribution Center #11 located in the Great Southwest submarket of Dallas on December 4, 1996 from a corporation. The property is a 60,812 square foot bulk distribution facility and was constructed in two phases in 1963 and in 1968. SCI purchased the property for approximately $1.0 million and at the date of purchase the property was 100% leased to one tenant.

     On December 13, 1996, SCI acquired the Fulton Park Distribution Center in Atlanta, Georgia from a corporation. The property was built in 1971, consists of 59,878 square feet and is classified as bulk distribution. The purchase price was approximately $900,000 and the property was 100% leased to one tenant at the date of purchase.

     SCI acquired the Clearview Distribution Center in Edison, New Jersey from a real estate company on December 23, 1996. The property is classified as bulk distribution, consists of a single building with 470,062 square feet on 24.15 acres of land and was constructed in 1970. SCI purchased the property for approximately $14.9 million. At the date of purchase the facility was 100% leased to one tenant.

     On December 13, 1996, SCI acquired the Kilmer Distribution Center in Edison, New Jersey from a state government retirement system. The facilities, classified as bulk distribution, were constructed from 1973 through 1980 and consist of four buildings totalling 740,410 square feet on 46.59 acres of land. The purchase price was approximately $16.8 million and the property was 100% leased to four tenants at the date of purchase.

     SCI acquired the Alsip Distribution Center on January 14, 1997 from a family trust. The property is a 464,818 square foot bulk distribution facility constructed in 1968 and located in Alsip, Illinois in the South Cook County submarket of Chicago. SCI purchased the property for approximately $8.5 million and at the date of purchase there were no signed leases. The building is currently under renovation.

     On February 4, 1997, SCI acquired the Copans Distribution Center in Pompano Beach, Florida, located in the Ft. Lauderdale/Miami market. The property was built in 1986, consists of 68,806 square feet, and is classified as bulk distribution. The facility was purchased from an insurance company for approximately $2.2 million and was 100% leased to two tenants at the date of purchase.

     SCI acquired the Great Southwest Distribution Center #12 located in the Great Southwest submarket of Dallas on February 14, 1997. The facility is classified as bulk distribution, and consists of 44,868 square feet of rentable space. SCI purchased the property from a general partnership for approximately $1.0 million. There were no signed leases at the time of purchase.

     SCI acquired the Brunswick Distribution Center in Edison Township, New Jersey on February 26, 1997 from a real estate company. The facility, classified as bulk distribution, is comprised of a single building with 152,368 square feet. The purchase price was approximately $3.8 million and the property was 88% leased to two tenants on the date of purchase.

     SCI acquired the Atlanta NE Distribution Center in Atlanta, Georgia on February 28, 1997. The property consists of a single building with 151,544 square feet, was constructed in 1986, and is classified as bulk distribution. SCI purchased the property from a limited partnership for approximately $3.6 million. At the date of purchase the building was 23% leased.

     On March 6, 1997, SCI acquired the Great Southwest Distribution Center #13 located in the Great Southwest submarket of Dallas. The facility is classified as bulk distribution and consists of a single building with 50,076 square feet of rentable space. SCI purchased the property from a corporation for approximately $1.3 million. There were no signed leases on the date of purchase. At September 30, 1997 the property was 100% leased.

     SCI acquired the Addision Distribution Center in the Army Trail Corridor submarket of Chicago on March 21, 1997. The facility, built in 1981, is classified as bulk distribution and consists of 135,579 square feet of rentable space. SCI purchased the property from a corporation for approximately $4.3 million. At the date of purchase the facility was 100% leased to one tenant.

     On March 25, 1997, SCI acquired the Monterrey Industrial Center in Monterrey, Mexico from a development and construction company. The facilities, built in 1989 and 1990, are classified as light industrial and consist of two buildings totalling 149,243 square feet. SCI purchased the property for approximately $4.5 million. At the time of purchase the facilities were 100% leased to three tenants.

     On May 22, 1997, SCI acquired the Kentucky Drive Business Center in Florence, Kentucky in the Northern Kentucky submarket of Cincinnati. The property is classified as light industrial and consists of four buildings totalling 172,081 square feet of rentable space. SCI purchased the property for approximately $3.7 million from an insurance company. The facilities were 92.7% leased to fifteen tenants at the date of purchase.

     SCI acquired the Eamhaven Industrial Park on June 2, 1997 from an individual in Rotterdam, Netherlands. The facility is classified as bulk distribution and consists of 138,285 square feet. The purchase price was approximately $7.6 million and the property was 100% leased to one tenant at the date of purchase.

     On June 3, 1997, SCI acquired the Meadowland Industrial Center in Carlstadt, New Jersey. The property was built in 1962, consists of approximately 460,557 square feet of rentable space, and is classified as bulk distribution. SCI purchased the facility from a corporation for approximately $9.9 million. There were no signed leases at the time of purchase and the building is currrently under renovation.

     On June 12, 1997, SCI acquired the Great Southwest Distribution Centers #14, #15 and #16 from a joint venture. The property is located in Grand Prairie, Texas in the Great Southwest submarket of Dallas. The facilities were constructed in 1982, consist of three buildings totalling 266,000 square feet and are classified as bulk distribution. SCI purchased the property for approximately $6.9 million. At the date of acquisition the facilities were 100% leased to five tenants.

     SCI acquired the Elmhurst Distribution Center and the Woodale Distribution Center in the O'Hare and Army Trail Corridor submarkets, respectively, of Chicago from a real estate company on June 27, 1997. The facilities are classified as bulk distribution, consist of two buildings totalling 180,955 square feet and were constructed in 1975. SCI purchased the property for approximately $6.5 million. At the date of purchase the facilities were 100% leased to five tenants.

     SCI acquired the Earth City Industrial Center in Earth City, Missouri, a submarket of St. Louis, from a real estate company on June 27, 1997. The property is classified as bulk distribution, consists of four buildings totalling 449,089 square feet on 22.89 acres of land and was constructed between 1977 and 1982. SCI purchased the property for approximately $11.9 million. At the date of purchase the facilities were 88% leased to 13 tenants.

     On July 10, 1997, SCI acquired the Freeport Distribution Centers #3 and #4 in Irving, Texas in the DFW/Freeport North submarket of Dallas. The facilities, classified as bulk distribution, were constructed in 1982 and consist of two buildings totaling 93,314 square feet. The purchase price was approximately $2.4 million and there were no signed leases at the time of purchase.

     SCI acquired the Interstate North Business Park in Charlotte, North Carolina on July 15, 1997 from a pension fund. The property consists of two buildings totalling 148,394 square feet, is classified as light industrial, and was constructed in 1982 and 1983. SCI purchased the property for approximately $3.6 million. At the date of purchase the facilities were 91% leased to eight tenants.

     On July 31, 1997, SCI acquired the Mitry Mory building in Paris, France. The building was purchased for approximately $7.2 million from a European corporation and has 290,090 square feet of rentable space. At the time of purchase the facility was 100% leased.

     On August 8, 1997, SCI acquired the Delp Distribution Center in Memphis, Tennessee from a corporation. The property was built in 1976, consists of 189,000 square feet in two buildings, and is classified as bulk distribution. SCI purchased the property for approximately $2.7 million and at the date of purchase there were no signed leases. At September 30, 1997 the property was 50% leased.

     SCI acquired the Piedmont Court Distribution Center located in Atlanta, Georgia on August 26, 1997. The facilities are classified as bulk distribution, and consist of two buildings totaling 256,066 square feet on 14.05 acres of land. SCI purchased the property from a limited partnership for approximately $5.9 million. The facilities were 88% leased to 15 tenants at the time of purchase.

     SCI acquired the MGI Portfolio on September 17, 1997 in St. Louis, Missouri from a real estate company. The portfolio consists of five buildings totalling 536,399 square feet and is a combination of light industrial and bulk distribution facilities constructed between 1969 and 1986. The purchase price was approximately $15.0 million and the property was 100% leased to two tenants on the date of purchase.

     SCI acquired the Royal Commerce Center in Dallas, Texas from an insurance company on September 22, 1997. The property consists of four buildings totalling 498,713 square feet on approximately 24 acres of land. The buildings are a combination of bulk distribution and light industrial facilities and were constructed in 1981. SCI purchased the property for approximately $13.2 million and at the time of purchase the facilities were 98.2% leased.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (a)  Financial Statements:

          Combined Statement of Revenue and Certain Expenses for Group G Properties and Notes thereto with Independent Public Accountants' Report thereon dated November 7, 1997.

     (b)  Pro Forma Financial Information:

          Security Capital Industrial Trust Pro Forma Condensed Consolidated Financial Statements:

          Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 (unaudited)

          Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 (unaudited)

          Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 (unaudited)

     (c)  Exhibits:

          Exhibit 23-1 - Consent of Independent Public Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SECURITY CAPITAL INDUSTRIAL TRUST



Date:  November 12, 1997               By:       /s/  Edward F. Long
                                           ------------------------------------
                                              Edward F. Long, Vice President
                                                      and Controller

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------



To the Board of Trustees and Shareholders of Security Capital Industrial Trust:

     We have audited the accompanying combined statement of revenue and certain expenses of SECURITY CAPITAL INDUSTRIAL TRUST GROUP G PROPERTIES (described in
Note 1) for the year ended December 31, 1996. This financial statement is the responsibility of Group G Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Security Capital Industrial Trust and is not intended to be a complete presentation of the Group G Properties' combined revenue and certain expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Security Capital Industrial Trust Group G Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
November 7, 1997

                       SECURITY CAPITAL INDUSTRIAL TRUST
                              GROUP G PROPERTIES
              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     For the Year Ended December 31, 1996
                                (In thousands)


REVENUE:
  Minimum rents                          $6,620
  Expense reimbursements                    596
                                         ------

          Total revenue                   7,216

CERTAIN EXPENSES:

  Real estate taxes                       1,209
  Property operating expenses               525
  Insurance                                 158
  Management fees                           265
                                         ------

          Total certain expenses          2,157
                                         ------

REVENUE IN EXCESS OF CERTAIN EXPENSES    $5,059
                                         ======

 See accompanying notes to combined statement of revenue and certain expenses.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                              GROUP G PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     For the Year Ended December 31, 1996

1.   BASIS OF PRESENTATION:
     ---------------------

     The combined statement of revenue and certain expenses for the year ended December 31, 1996, relates to the operations of the following properties ("Group G Properties") which were acquired from unaffiliated parties by Security Capital Industrial Trust ("SCI") between January 1, 1997 and November 7, 1997.


     Acquisition                                                    Acquisition
        Date      Property Name                     Location          Cost
     ---------------------------------------------------------------------------
                                                                  (in thousands)

     06/12/97     Great Distribution Centers #14,
                   #15 and #16                      Dallas, TX        $ 6,909
     06/27/97     Elmhurst Dist. Center and
                   Woodale Dist. Center             Chicago, IL         6,509
     06/27/97     Earth City Industrial Center      St. Louis, MO      11,875
     08/26/97     Piedmont Court                    Atlanta, GA         5,898
     09/17/97     MGI Portfolio                     St. Louis, MO      15,023
     09/22/97     Royal Commerce Center             Dallas, TX         13,165
                                                                      -------
                                                                      $59,379
                                                                      =======

     The Group G Properties have an aggregate net leasable area of 2.2 million square feet and were 92.3% leased as of December 31, 1996.

     The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Group G Properties that may not be comparable to the expenses expected to be incurred by SCI in the proposed future operations of the Group G Properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   MORTGAGE NOTES:
     --------------

     In connection with the acquisition of a certain Group G property, SCI assumed existing indebtedness of approximately $8.7 million. This mortgage note bears interest at 7.75% and is due in installments through October 2010. Approximate principal payments due on the mortgage note on the Group G property acquired are as follows (in thousands):

            1997 (from date of acquisition)    $   97
            1998                                  407
            1999                                  440
            2000                                  475
            2001                                  513
            Thereafter                          6,759
                                               ------

                                               $8,691
                                               ======

                       SECURITY CAPITAL INDUSTRIAL TRUST
                              GROUP G PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     For the Year Ended December 31, 1996


3.   RELATED-PARTY TRANSACTIONS:
     --------------------------

     Included in management fees is approximately $114,000 paid to affiliates of the prior owners under property management agreements.

4.   FUTURE MINIMUM RENTS RECEIVABLE:
     -------------------------------

     All of the Group G Properties are leased to tenants under agreements which are classified as operating leases. The leases generally provide for payment of utilities, property taxes and insurance by the tenant. As of December 31, 1996, minimum lease payments receivable on noncancelable leases with lease periods greater than one year were as follows (in thousands):


          1997          $ 6,367
          1998            5,544
          1999            3,550
          2000            2,588
          2001            1,730
          Thereafter        392
                        -------
                        $20,171
                        =======

                       SECURITY CAPITAL INDUSTRIAL TRUST

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

     The following proforma condensed consolidated financial statements for Security Capital Industrial Trust ("SCI") reflect the acquisition by SCI of certain properties between January 1, 1996 and November 11, 1997. The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of SCI.

     The accompanying pro forma condensed consolidated balance sheet as of June 30, 1997 has been prepared as if the properties acquired subsequent to June 30, 1997 had been acquired as of that date.

     The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and for the six months ended June 30, 1997, have been prepared as if the acquisition of the properties acquired between January 1, 1996 and November 11, 1997, had occurred on January 1, 1996.

     The pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been attained had the transactions described above been completed on the dates indicated or which may be obtained in the future.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 June 30, 1997
                                  (Unaudited)
                       (In thousands, except share data)

                                                                              Pro Forma
                                                                             Adjustments
                                                                             ------------
                          ASSETS                               Historical    Acquisitions    Pro Forma
                          ------                               ----------    ------------   ----------
Real estate:                                                   $2,702,070      $49,963(a)   $2,752,033
  Less accumulated depreciation                                   139,236            -         139,236
                                                               ----------      -------      ----------
       Net real estate investments                              2,562,834       49,963       2,612,797
  Investment in and advances to unconsolidated subsidiaries        75,166            -          75,166
  Cash and cash equivalents                                         9,532       (9,532)(b)           -
  Accounts receivable and other assets                             66,731            -          66,731
                                                               ----------      -------      ----------
          Total assets                                         $2,714,263      $40,431      $2,754,694
                                                               ==========      =======      ==========

        LIABILITIES AND SHAREHOLDERS' EQUITY
        ------------------------------------
Liabilities:
  Line of credit                                               $  130,100      $31,740(c)   $  161,840
  Mortgage notes and assessment bonds payable                     131,158        8,691(d)      139,849
  Long-term debt                                                  624,234            -         624,234
  Accounts payable and other liabilities                           78,214            -          78,214
                                                               ----------      -------      ----------
          Total liabilities                                       963,706       40,431       1,004,137

Minority interest                                                  55,973            -          55,973

Shareholders' equity:
  Series A Preferred Shares; 5,400,000 shares issued
     and outstanding; stated liquidation preference of
     $25 per share                                                135,000            -         135,000
  Series B Convertible Preferred Shares; 8,050,000 shares
     issued and outstanding; stated liquidation preference
     of $25 per share                                             201,250            -         201,250
  Series C Preferred Shares; 2,000,000 shares issued and
     outstanding; stated liquidation preference of $50
     per share                                                    100,000            -         100,000
  Common shares of beneficial interest, $.01 par value;
     97,760,595 shares issued and outstanding                         978            -             978
  Additional paid-in capital                                    1,338,965            -       1,338,965
  Distributions in excess of net earnings                         (81,609)           -         (81,609)
                                                               ----------      -------      ----------
          Total shareholders' equity                            1,694,584            -       1,694,584
                                                               ----------      -------      ----------
          Total liabilities and shareholders' equity           $2,714,263      $40,431      $2,754,694
                                                               ==========      =======      ==========


                       SECURITY CAPITAL INDUSTRIAL TRUST
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                                  (Unaudited)
                     (In thousands, except per share data)

                                                             For the Six Months Ended June 30, 1997
                                                    --------------------------------------------------------
                                                            Historical
                                                    ---------------------------    Pro Forma
                                                      SCI       Acquisitions(e)   Adjustments      Pro Forma
                                                    --------    ---------------   -----------      ---------
Income:
  Rental income                                     $136,543        $7,440          $     -        $143,983
  Other real estate income                             5,690             -                -           5,690
  Interest and other income                            2,663             -                -           2,663
                                                    --------        ------          -------        --------
          Total income                               144,896         7,440                -         152,336
                                                    --------        ------          -------        --------

Expenses:
  Rental expenses, net of recoveries                  12,825         2,624              (76)(f)      15,373
  Depreciation and amortization                       37,024             -            1,406(g)       38,430
  Mortgage interest                                    5,377             -              336(h)        5,713
  General and administrative                             687             -                -             687
  REIT management fee                                 12,834             -              253(i)       13,087
  Interest on general debt                            19,181             -            3,434(j)       22,615
  Other                                                1,461             -                -           1,461
                                                    --------        ------          -------        --------
          Total expenses                              89,389         2,624            5,353          97,366
                                                    --------        ------          -------        --------

Net Earnings From Operations Before
  Minority Interest                                   55,507         4,816           (5,353)         54,970
Minority interest share in net earnings                1,835             -                -           1,835
                                                    --------        ------          -------        --------

Net Earnings Excluding Gain on Disposition
  of Real Estate                                      53,672         4,816           (5,353)         53,135
Less preferred share dividends                        17,659             -                -          17,659
                                                    --------        ------          -------        --------

Net Earnings Attributable to Common Shares
  Excluding Gain on Disposition of Real Estate      $ 36,013        $4,816          $(5,353)       $ 35,476
                                                    ========        ======          =======        ========

Weighted average common shares outstanding            96,888                                         96,888
                                                    ========                                       ========

Per Share Earnings Attributable to Common Shares
  Excluding Gain on Disposition of Real Estate      $   0.37                                       $   0.37
                                                    ========                                       ========


                       SECURITY CAPITAL INDUSTRIAL TRUST
                       PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                                  (Unaudited)
                     (In thousands, except per share data)

                                                              For the Year Ended December 31, 1996
                                                  -------------------------------------------------------------
                                                           Historical
                                                  ----------------------------      Pro Forma
                                                    SCI        Acquisitions(k)     Adjustments         Pro Forma
                                                  --------     ---------------     -----------         ---------
Income:
  Rental income                                   $227,000         $30,319          $      -           $257,319
  Other real estate income                           5,342               -                 -              5,342
  Interest and other income                          1,121               -                 -              1,121
                                                  --------         -------          --------           --------
          Total income                             233,463          30,319                 -            263,782
                                                  --------         -------          --------           --------

Expenses:
  Rental expenses, net of recoveries                26,674           7,327               (29)(f)         33,972
  Depreciation and amortization                     59,850               -             7,672(g)          67,522
  Mortgage interest                                 11,668               -             1,497(h)          13,165
  General and administrative                         1,025               -                 -              1,025
  REIT management fee                               21,472               -              (952)(i)         20,520
  Interest on general debt                          27,151               -            20,213(j)          47,364
  Other                                              2,913               -                 -              2,913
                                                  --------         -------          --------           --------
          Total expenses                           150,753           7,327            28,401            186,481
                                                  --------         -------          --------           --------

Net Earnings From Operations Before
  Minority Interest                                 82,710          22,992           (28,401)            77,301
Minority interest share in net earnings              3,326               -                 -              3,326
                                                  --------         -------          --------           --------

Net Earnings Excluding Loss on Disposition
  of Real Estate                                    79,384          22,992           (28,401)            73,975
Less preferred share dividends                      25,895               -                 -             25,895
                                                  --------         -------          --------           --------

Net Earnings Attributable to Common Shares
  Excluding Loss on Disposition of Real Estate    $ 53,489         $22,992          $(28,401)          $ 48,080
                                                  ========         =======          ========           ========

Weighted average common shares outstanding          84,504                                               84,504
                                                  ========                                             ========

Per Share Net Earnings Attributable to Common
  Shares Excluding Loss on Disposition of
  Real Estate                                     $   0.63                                             $   0.57
                                                  ========                                             ========


                       SECURITY CAPITAL INDUSTRIAL TRUST
        Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


(a) Represents acquisitions of distribution properties subsequent to June 30, 1997, as follows:

                                          Acquisition            Amount
     Name                                     Date           (in thousands)
     ----                                 -----------        --------------
     Freeport Distribution Centers
      #3 and #4                        July 10, 1997             $ 2,442
     Interstate North Business Park    July 15, 1997               3,564
     Mitry Mory                        July 31, 1997               7,220
     Delp Distribution Center          August 8, 1997              2,651
     Piedmont Court Distribution
       Center                          August 26, 1997             5,898
     MGI Portfolio                     September 17, 1997         15,023
     Royal Commerce Center             September 22, 1997         13,165
                                                                 -------
                                                                 $49,963
                                                                 =======

(b) Reflects the application of cash on hand to fund pro forma acquisitions of properties.

(c) Reflects draw on line of credit to finance acquisitions of operating properties subsequent to June 30, 1997.

(d)  Reflects debt assumed on an acquired property.

(e) Reflects historical revenues and certain expenses of the properties acquired by SCI after January 1, 1997 and prior to June 30, 1997 and of the properties listed in footnote (a) above. The total historical acquisition adjustment reflects the period from January 1, 1997 to the earlier of the respective dates of acquisition or June 30, 1997 as applicable (results of operation after the date of acquisition are included in SCI's historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

(f) Reflects the difference between historical property management fee expense and SCI's property management fee expense.

(g) Reflects depreciation expense for the acquired properties which is based on SCI's purchase cost assuming asset lives of 30 years. Depreciation is computed using the straight-line method.

(h) Reflects estimated interest on mortgage notes payable as if assumed by SCI on January 1, 1996. Mortgages assumed from sellers in conjunction with the acquisition of specific properties bear interest at fixed rates ranging from 7.75% to 9.75%.

(i) Reflects the adjustment to REIT management fee expense related to the change in cash flow (as defined in the REIT Management Agreement) resulting from acquisition of distribution properties.

(j) Represents additional interest expense on long-term debt securities and borrowings under SCI's line of credit assumed to have been used to finance the acquisitions of the pro forma operating properties as described in footnotes (e) and (k). The adjustments assume the issuance of the long-term debt securities and the borrowings on the line of credit occurred on January 1 of the periods presented using actual effective interest rates of 9.04% for $200.0 million of debt securities issued in May 1996, 7.73% for $100.0 million issued February 4, 1997 and 6.74% for borrowings on the line of credit.

                       SECURITY CAPITAL INDUSTRIAL TRUST
        Notes to Pro Forma Condensed Consolidated Financial Statements
                                  (Unaudited)


(k) Reflects historical revenues and certain expenses of the properties acquired by SCI after January 1, 1996 and prior to June 30, 1997 and of the properties listed in footnote (a) above. The total historical acquisition adjustment reflects the period from January 1, 1996 to the earlier of the respective dates of acquisition or December 31, 1996, as applicable (results of operation after the date of acquisition are included in SCI's historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.